UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-01899

BNY Mellon Research Growth Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	02/28(9)
Date of reporting period:	02/28/2022

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Research Growth Fund, Inc.

ANNUAL REPORT February 28, 2022

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from March 1, 2021 through February 28, 2022, as provided by portfolio managers Monty A. Kori and Matthew T. Jenkin, Karen Behr and John R. Porter of Newton Investment Management North America, LLC, Sub-Adviser

Market and Fund Performance Overview

For the 12-month period ended February 28, 2022, BNY Mellon Research Growth Fund, Inc.’s (the “fund”) Class A shares produced a total return of 2.36%, Class C shares returned 1.56%, Class I shares returned 2.66%, Class Y shares returned 2.61% and Class Z shares returned 2.59%.1 In comparison, the fund’s benchmark, the Russell 1000® Growth Index (the “Index”), produced a total return of 12.55% over the same period.2

Stocks gained ground as the economy recovered, supported by monetary and fiscal policy and by the prospect of the end of the pandemic. The fund lagged the Index, largely due to unfavorable security selections in the information technology and consumer discretionary sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Current income is a secondary goal. To pursue its goals, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks. The fund may invest up to 25% of its assets in foreign securities.

The fund’s investments are selected through a collaborative process between the fund’s portfolio managers and the global research analysts at the fund’s sub-adviser, with each analyst responsible for generating investment ideas across their domain expertise. These analysts utilize a fundamental, bottom-up research process to identify investments for the fund. At the same time, ideas can emanate from the portfolio managers who then leverage the expertise of the domain experts. The fund invests in those companies in which the analysts have the highest degree of conviction or have identified a strong, near-term catalyst for earnings growth or share price appreciation.

The fund typically sells a security when the research analyst responsible for the investment believes there has been a negative change in fundamental factors surrounding the company, the company has become fully valued or a more attractive opportunity has been identified.

Inflation and Geopolitical Concerns Weigh on Markets

Stocks gained over the past 12 months but were hindered late in the period by concerns about inflation and geopolitical events. Early in the period, stocks benefited from the easing of lockdowns. The reopening of economies around the world boosted economic growth, resulting in stronger corporate earnings versus the year-earlier period. Value stocks in particular benefited from the economic recovery.

While the waning of the pandemic and reopening of global economies supported markets early in the reporting period, supply-chain problems hindered sales in some industries. These bottlenecks, combined with loose monetary policy and massive government spending, caused inflation to rise to multi-decade highs in the U.S.

The Federal Reserve initially called pricing pressures “transitory” but acknowledged late in the period that pricing pressures were more permanent. Officials signaled that in addition to tapering bond purchases late in 2021, they were likely to hike interest rates in 2022.

While growth stocks dominated the market earlier in 2021, value stocks gained favor at times during the period. When concerns about the economy rose, the market favored growth stocks, but when positive news on the pandemic emerged, value and more cyclically oriented stocks benefited.

Late in the reporting period, markets experienced increased volatility. While the economy continued to show strength, especially in the labor market, higher-than-expected inflation weighed on returns, and rising Treasury yields led to depressed stock valuations, especially among high-growth companies. In addition, geopolitical risks also came to the fore as the conflict in Ukraine intensified.

Stock Selections Hindered Performance

The fund lagged the Index, primarily due to unfavorable selections in the information technology and consumer discretionary sectors. In the information technology sector, positions in the information technology services industry hampered performance, especially shares of Block (formerly Square) and Twilio, a web-based communications company. In the software industry, shares of Zoom Video Communications declined 64%, and we trimmed our position. Shares of ServiceNow dropped 13%, and we exited our position. In the consumer discretionary sector, the fund’s position in Wynn Resorts was detrimental, largely due to the pandemic and concerns over China’s zero-tolerance Covid-19 policy, and we exited our position. A position in Booking Holdings, an online travel company, also detracted from performance. In the leisure products industry, Peloton Interactive detracted from results due to poor execution and the reopening of the economy.

On a more positive note, certain stock selections were beneficial. Specifically, the fund’s position in Alcoa, an aluminum producer, rose 116%, benefiting from higher commodities prices, the need for lighter materials in the auto industry and from structural changes in China’s aluminum industry, which have reduced global supplies. In the energy sector, shares of EQT, an exploration and production company, rose on rising prices for oil and natural gas. In the financial sector, the fund’s position in Ameriprise Financial, a capital markets company, rose 24% on strong demand for financial planning services.

Volatility, Slowing Growth Could Benefit Technology

The current environment is presenting markets with a high level of uncertainty. Even prior to the Ukraine war, supply-chain bottlenecks, labor shortages and rising inflation were resulting in market volatility. While the economy remains strong in many respects, rising

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

commodity prices could slow the pace of growth. If economic growth begins to slow, technology and other companies that are capitalizing on secular growth trends are likely to benefit.

March 15, 2022

1 Total return includes reinvestment of dividends and any capital gains paid. It does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through June 30, 2022, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Lipper Inc. — The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher-growth earning potential as defined by Russell’s leading style methodology. The Russell 1000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The index is completely reconstituted annually to ensure new and growing equities are included, and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be and should not be interpreted as recommendations.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares, Class I shares and Class Z shares of BNY Mellon Research Growth Fund, Inc. with a hypothetical investment of $10,000 in the Russell 1000® Growth Index (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Class A shares, Class C shares, Class I shares and Class Z shares of BNY Mellon Research Growth Fund, Inc. on 2/29/12 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on Class A shares, Class C shares, Class I shares and Class Z shares. The Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Research Growth Fund, Inc. with a hypothetical investment of $1,000,000 in the Russell 1000® Growth Index (the “Index”).

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 7/1/13 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $1,000,000 made in Class Y shares of BNY Mellon Research Growth Fund, Inc. on 2/29/12 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 2/28/2022
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	9/30/08	-3.54%	16.35%	14.30%
without sales charge	9/30/08	2.36%	17.74%	14.97%
Class C shares
with applicable redemption charge †	9/30/08	0.70%	16.87%	14.11%
without redemption	9/30/08	1.56%	16.87%	14.11%
Class I shares	9/30/08	2.66%	18.03%	15.27%
Class Y shares	7/1/13	2.61%	18.03%	15.17%††
Class Z shares	2/4/72	2.59%	17.97%	15.20%
Russell 1000® Growth Index		12.55%	20.24%	16.97%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 7/1/13 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Research Growth Fund, Inc. from September 1, 2021 to February 28, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended February 28, 2022

	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$4.83	$8.32	$3.66	$3.66	$3.89
Ending value (after expenses)	$889.50	$886.20	$891.00	$890.70	$890.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended February 28, 2022

	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$5.16	$8.90	$3.91	$3.91	$4.16
Ending value (after expenses)	$1,019.69	$1,015.97	$1,020.93	$1,020.93	$1,020.68
†

Expenses are equal to the fund’s annualized expense ratio of 1.03% for Class A, 1.78% for Class C, .78% for Class I, .78% for Class Y and .83% for Class Z, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

February 28, 2022

Description	Shares		Value ($)
Common Stocks - 97.0%
Automobiles & Components - 1.4%
Tesla	31,655	[a]	27,553,462
Capital Goods - 6.9%
AMETEK	232,456		30,170,464
Howmet Aerospace	602,197		21,630,916
Ingersoll Rand	612,705		30,953,857
Rockwell Automation	68,885		18,363,363
Trane Technologies	215,788		33,216,247
			134,334,847
Commercial & Professional Services - 1.2%
Cintas	63,389		23,791,159
Consumer Durables & Apparel - 1.9%
Lululemon Athletica	31,274	[a]	10,005,804
Peloton Interactive, Cl. A	930,860	[a]	27,050,792
			37,056,596
Consumer Services - 1.9%
Booking Holdings	16,938	[a]	36,793,570
Diversified Financials - 1.6%
Ameriprise Financial	103,952		31,163,770
Energy - 1.5%
EQT	1,264,932		29,270,526
Food & Staples Retailing - 1.5%
Sysco	344,816		30,033,474
Health Care Equipment & Services - 6.5%
DexCom	90,085	[a]	37,287,082
Edwards Lifesciences	269,652	[a]	30,300,795
Intuitive Surgical	109,510	[a]	31,794,038
Teladoc Health	372,143	[a]	28,249,375
			127,631,290
Materials - 2.5%
Alcoa	646,905		48,737,823
Media & Entertainment - 11.2%
Alphabet, Cl. C	56,872	[a]	153,430,419
Match Group	123,476	[a]	13,766,339
Pinterest, Cl. A	428,041	[a]	11,450,097
Roku	72,147	[a]	10,066,671
Snap, Cl. A	452,913	[a]	18,089,345
The Walt Disney Company	72,742	[a]	10,799,277
			217,602,148
Pharmaceuticals Biotechnology & Life Sciences - 5.8%
Bio-Techne	10,155		4,259,109
Danaher	93,243		25,586,812

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 97.0% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 5.8% (continued)
Eli Lilly & Co.	161,423		40,347,679
Horizon Therapeutics	261,534	[a]	23,844,055
Repligen	24,898	[a]	4,897,437
Seagen	117,817	[a]	15,183,077
			114,118,169
Retailing - 8.1%
Amazon.com	48,749	[a]	149,720,854
Farfetch, Cl. A	403,603	[a]	7,688,637
			157,409,491
Semiconductors & Semiconductor Equipment - 9.9%
Applied Materials	262,862		35,276,080
Marvell Technology	363,691		24,851,006
NVIDIA	358,743		87,479,481
Qualcomm	266,570		45,847,374
			193,453,941
Software & Services - 24.9%
Ansys	77,445	[a]	25,106,894
Bill.com Holdings	65,059	[a]	15,476,235
Block	554,766	[a]	70,732,665
CrowdStrike Holdings, CI. A	88,550	[a]	17,285,845
Datadog, Cl. A	157,309	[a]	25,344,053
HubSpot	55,404	[a]	29,087,100
Microsoft	598,177		178,729,306
salesforce.com	173,642	[a]	36,556,850
Snowflake, Cl. A	68,400	[a]	18,171,144
Twilio, Cl. A	270,313	[a]	47,250,712
Visa, Cl. A	51,468	[b]	11,123,264
Zoom Video Communications, CI. A	75,013	[a]	9,946,724
			484,810,792
Technology Hardware & Equipment - 9.2%
Apple	892,272		147,331,953
Zebra Technologies, Cl. A	79,085	[a]	32,688,994
			180,020,947
Transportation - 1.0%
Uber Technologies	530,964	[a]	19,130,633
Total Common Stocks (cost $1,159,524,384)			1,892,912,638

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - 3.5%
Registered Investment Companies - 3.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $67,793,694)	0.10	67,793,694	[c]	67,793,694
Total Investments (cost $1,227,318,078)		100.5%		1,960,706,332
Liabilities, Less Cash and Receivables		(.5%)		(10,460,348)
Net Assets		100.0%		1,950,245,984

a Non-income producing security.

b Security, or portion thereof, on loan. At February 28, 2022, the value of the fund’s securities on loan was $10,737,490 and the value of the collateral was $11,113,001, consisting of U.S. Government & Agency securities. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	44.0
Consumer Discretionary	13.3
Health Care	12.4
Communication Services	11.1
Industrials	9.1
Investment Companies	3.5
Materials	2.5
Financials	1.6
Consumer Staples	1.5
Energy	1.5
100.5

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 2/28/2021	Purchases ($)†	Sales ($)	Value ($) 2/28/2022	Dividends/ Distributions ($)
Registered Investment Companies - 3.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 3.5%	5,135,771	526,627,300	(463,969,377)	67,793,694	19,882

† Includes reinvested dividends/distributions.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2022

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $10,737,490)—Note 1(b):
Unaffiliated issuers	1,159,524,384	1,892,912,638
Affiliated issuers	67,793,694	67,793,694
Dividends and securities lending income receivable		912,343
Receivable for shares of Common Stock subscribed		732,938
Prepaid expenses		88,778
		1,962,440,391
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		1,304,516
Payable for investment securities purchased		9,102,647
Payable for shares of Common Stock redeemed		1,571,075
Directors’ fees and expenses payable		28,878
Other accrued expenses		187,291
		12,194,407
Net Assets ($)		1,950,245,984
Composition of Net Assets ($):
Paid-in capital		1,042,252,041
Total distributable earnings (loss)		907,993,943
Net Assets ($)		1,950,245,984

Net Asset Value Per Share	Class A	Class C	Class I	Class Y	Class Z
Net Assets ($)	745,222,890	10,002,419	253,415,159	285,559,462	656,046,054
Shares Outstanding	40,321,617	644,288	13,610,106	15,383,416	34,352,734
Net Asset Value Per Share ($)	18.48	15.52	18.62	18.56	19.10

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended February 28, 2022

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	10,110,822
Affiliated issuers	19,882
Income from securities lending—Note 1(b)	78,990
Total Income	10,209,694
Expenses:
Management fee—Note 3(a)	16,696,182
Shareholder servicing costs—Note 3(c)	3,393,891
Directors’ fees and expenses—Note 3(d)	122,612
Professional fees	107,136
Registration fees	102,213
Distribution fees—Note 3(b)	99,470
Prospectus and shareholders’ reports	62,708
Loan commitment fees—Note 2	46,925
Custodian fees—Note 3(c)	35,308
Chief Compliance Officer fees—Note 3(c)	14,597
Miscellaneous	60,451
Total Expenses	20,741,493
Less—reduction in expenses due to undertaking—Note 3(a)	(814,786)
Net Expenses	19,926,707
Net Investment (Loss)	(9,717,013)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	363,674,594
Net change in unrealized appreciation (depreciation) on investments	(286,040,364)
Net Realized and Unrealized Gain (Loss) on Investments	77,634,230
Net Increase in Net Assets Resulting from Operations	67,917,217

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended February 28,
	2022	2021
Operations ($):
Net investment (loss)	(9,717,013)	(4,210,196)
Net realized gain (loss) on investments	363,674,594	242,954,471
Net change in unrealized appreciation (depreciation) on investments	(286,040,364)	536,057,511
Net Increase (Decrease) in Net Assets Resulting from Operations	67,917,217	774,801,786
Distributions ($):
Distributions to shareholders:
Class A	(115,045,020)	(58,723,272)
Class C	(2,082,728)	(2,097,705)
Class I	(39,744,816)	(21,780,208)
Class Y	(53,645,010)	(28,818,005)
Class Z	(98,266,645)	(51,191,851)
Total Distributions	(308,784,219)	(162,611,041)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	19,549,511	34,371,802
Class C	1,378,316	1,353,759
Class I	42,298,351	61,309,408
Class Y	91,997,335	165,009,229
Class Z	3,163,508	2,071,219
Distributions reinvested:
Class A	108,283,801	55,351,670
Class C	1,788,364	1,623,835
Class I	32,254,753	17,719,427
Class Y	10,463,902	7,790,424
Class Z	92,807,505	48,292,594
Cost of shares redeemed:
Class A	(74,289,450)	(81,354,346)
Class C	(7,545,084)	(20,932,147)
Class I	(75,928,078)	(80,050,699)
Class Y	(148,589,024)	(228,160,706)
Class Z	(51,049,446)	(42,134,871)
Increase (Decrease) in Net Assets from Capital Stock Transactions	46,584,264	(57,739,402)
Total Increase (Decrease) in Net Assets	(194,282,738)	554,451,343
Net Assets ($):
Beginning of Period	2,144,528,722	1,590,077,379
End of Period	1,950,245,984	2,144,528,722

	Year Ended February 28,
	2022	2021
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	923,863	1,865,277
Shares issued for distributions reinvested	5,129,527	2,902,062
Shares redeemed	(3,519,108)	(4,535,127)
Net Increase (Decrease) in Shares Outstanding	2,534,282	232,212
Class Cb
Shares sold	76,295	88,286
Shares issued for distributions reinvested	99,874	97,848
Shares redeemed	(411,441)	(1,306,989)
Net Increase (Decrease) in Shares Outstanding	(235,272)	(1,120,855)
Class Ia
Shares sold	2,009,512	3,437,805
Shares issued for distributions reinvested	1,518,723	928,358
Shares redeemed	(3,571,472)	(4,674,737)
Net Increase (Decrease) in Shares Outstanding	(43,237)	(308,574)
Class Ya
Shares sold	4,320,171	9,366,210
Shares issued for distributions reinvested	494,076	411,441
Shares redeemed	(7,279,588)	(14,103,700)
Net Increase (Decrease) in Shares Outstanding	(2,465,341)	(4,326,049)
Class Z
Shares sold	145,620	116,028
Shares issued for distributions reinvested	4,262,695	2,472,602
Shares redeemed	(2,353,445)	(2,286,203)
Net Increase (Decrease) in Shares Outstanding	2,054,870	302,427

[a]

During the period ended February 28, 2022, 165,609 Class Y shares representing $3,506,894 were exchanged for 165,124 Class I shares and 5,833 Class Y shares representing $110,820 were exchanged for 5,671 Class Z shares. During the period ended February 28, 2021, 1,051 Class A shares representing $19,170 were exchanged for 1,047 Class I shares and 97,838 Class Y shares representing $1,757,199 were exchanged for 97,583 Class I shares.

[b]

During the period ended February 28, 2022, 5,893 Class C shares representing $109,253 were automatically converted to 5,061 Class A shares and during the period ended February 28, 2021, 51,774 Class C shares representing $898,871 were automatically converted to 45,026 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended February 28/29,
Class A Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	20.76	14.68	14.81	15.87	14.53
Investment Operations:
Net investment income (loss)[a]	(.12)	(.07)	.01	.02	.02
Net realized and unrealized gain (loss) on investments	.90	7.76	1.34	1.37	2.76
Total from Investment Operations	.78	7.69	1.35	1.39	2.78
Distributions:
Dividends from net investment income	-	-	(.00)[b]	(.00)[b]	-
Dividends from net realized gain on investments	(3.06)	(1.61)	(1.48)	(2.45)	(1.44)
Total Distributions	(3.06)	(1.61)	(1.48)	(2.45)	(1.44)
Net asset value, end of period	18.48	20.76	14.68	14.81	15.87
Total Return (%)[c]	2.36	53.57	9.04	10.24	19.73
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.10	1.11	1.13	1.12	1.14
Ratio of net expenses to average net assets	1.03	1.03	1.03	1.03	1.04
Ratio of net investment income (loss) to average net assets	(.57)	(.36)	.06	.15	.14
Portfolio Turnover Rate	31.62	43.02	55.27	42.75	51.59
Net Assets, end of period ($ x 1,000)	745,223	784,451	551,332	557,597	566,182

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

See notes to financial statements.

	Year Ended February 28/29,
Class C Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	18.00	12.98	13.34	14.64	13.59
Investment Operations:
Net investment (loss)[a]	(.24)	(.17)	(.09)	(.09)	(.08)
Net realized and unrealized gain (loss) on investments	.82	6.80	1.21	1.24	2.57
Total from Investment Operations	.58	6.63	1.12	1.15	2.49
Distributions:
Dividends from net realized gain on investments	(3.06)	(1.61)	(1.48)	(2.45)	(1.44)
Net asset value, end of period	15.52	18.00	12.98	13.34	14.64
Total Return (%)[b]	1.56	52.39	8.27	9.40	18.95
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.86	1.87	1.87	1.84	1.88
Ratio of net expenses to average net assets	1.78	1.78	1.78	1.78	1.79
Ratio of net investment (loss) to average net assets	(1.32)	(1.10)	(.69)	(.61)	(.58)
Portfolio Turnover Rate	31.62	43.02	55.27	42.75	51.59
Net Assets, end of period ($ x 1,000)	10,002	15,830	25,957	34,570	43,106

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28/29,
Class I Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	20.85	14.73	14.86	15.91	14.56
Investment Operations:
Net investment income (loss)[a]	(.07)	(.02)	.05	.06	.06
Net realized and unrealized gain (loss) on investments	.90	7.79	1.34	1.38	2.77
Total from Investment Operations	.83	7.77	1.39	1.44	2.83
Distributions:
Dividends from net investment income	-	(.04)	(.04)	(.04)	(.04)
Dividends from net realized gain on investments	(3.06)	(1.61)	(1.48)	(2.45)	(1.44)
Total Distributions	(3.06)	(1.65)	(1.52)	(2.49)	(1.48)
Net asset value, end of period	18.62	20.85	14.73	14.86	15.91
Total Return (%)	2.66	53.92	9.25	10.54	20.07
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.82	.84	.85	.85	.86
Ratio of net expenses to average net assets	.78	.78	.78	.78	.79
Ratio of net investment income (loss) to average net assets	(.32)	(.11)	.31	.39	.40
Portfolio Turnover Rate	31.62	43.02	55.27	42.75	51.59
Net Assets, end of period ($ x 1,000)	253,415	284,607	205,676	287,626	314,303

a Based on average shares outstanding.

See notes to financial statements.

	Year Ended February 28/29,
Class Y Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	20.79	14.70	14.82	15.88	14.55
Investment Operations:
Net investment income (loss)[a]	(.07)	(.02)	.05	.06	.06
Net realized and unrealized gain (loss) on investments	.90	7.76	1.35	1.37	2.76
Total from Investment Operations	.83	7.74	1.40	1.43	2.82
Distributions:
Dividends from net investment income	-	(.04)	(.04)	(.04)	(.05)
Dividends from net realized gain on investments	(3.06)	(1.61)	(1.48)	(2.45)	(1.44)
Total Distributions	(3.06)	(1.65)	(1.52)	(2.49)	(1.49)
Net asset value, end of period	18.56	20.79	14.70	14.82	15.88
Total Return (%)	2.61	53.90	9.34	10.49	20.05
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.78	.80	.79	.78	.79
Ratio of net expenses to average net assets	.78	.78	.78	.78	.78
Ratio of net investment income (loss) to average net assets	(.33)	(.10)	.31	.39	.38
Portfolio Turnover Rate	31.62	43.02	55.27	42.75	51.59
Net Assets, end of period ($ x 1,000)	285,559	371,053	325,886	306,588	348,911

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28/29,
Class Z Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	21.32	15.04	15.14	16.17	14.77
Investment Operations:
Net investment income (loss)[a]	(.08)	(.03)	.04	.05	.06
Net realized and unrealized gain (loss) on investments	.92	7.95	1.37	1.40	2.81
Total from Investment Operations	.84	7.92	1.41	1.45	2.87
Distributions:
Dividends from net investment income	-	(.03)	(.03)	(.03)	(.03)
Dividends from net realized gain on investments	(3.06)	(1.61)	(1.48)	(2.45)	(1.44)
Total Distributions	(3.06)	(1.64)	(1.51)	(2.48)	(1.47)
Net asset value, end of period	19.10	21.32	15.04	15.14	16.17
Total Return (%)	2.59	53.88	9.20	10.46	20.02
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.84	.87	.88	.88	.86
Ratio of net expenses to average net assets	.83	.83	.84	.85	.83
Ratio of net investment income (loss) to average net assets	(.37)	(.16)	.25	.32	.36
Portfolio Turnover Rate	31.62	43.02	55.27	42.75	51.59
Net Assets, end of period ($ x 1,000)	656,046	688,588	481,227	482,764	475,713

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Research Growth Fund, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth consistent with the preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Effective September 1, 2021 (the “Effective Date”), the Adviser has engaged its affiliate, Newton Investment Management North America, LLC (the “Sub-Adviser”) as the fund’s sub-investment adviser pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser. As the fund’s sub-investment adviser, the Sub-Adviser provides the day-to-day management of the fund’s investments, subject to the Adviser’s supervision and approval. The Adviser (and not the fund) pays the Sub-Adviser for its sub-advisory services. As of the Effective Date, portfolio managers responsible for managing the fund’s investments who were employees of Mellon Investments Corporation (“Mellon”) in a dual employment arrangement with the Adviser, have become employees of the Sub-Adviser, and are no longer employees of Mellon.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value Common Stock. The fund currently has authorized five classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (150 million shares authorized), Class Y (150 million shares authorized) and Class Z (100 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder

NOTES TO FINANCIAL STATEMENTS (continued)

Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class Z shares are sold at net asset value per share to certain shareholders of the fund. Class Z shares generally are not available for new accounts and bear Shareholder Services Plan fees. Class I, Class Y and Class Z shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for

NOTES TO FINANCIAL STATEMENTS (continued)

example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of February 28, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	1,892,912,638	-	-	1,892,912,638
Investment Companies	67,793,694	-	-	67,793,694

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended February 28, 2022, BNY Mellon earned $10,771 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net

NOTES TO FINANCIAL STATEMENTS (continued)

investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 28, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended February 28, 2022, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended February 28, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At February 28, 2022, the components of accumulated earnings on a tax basis were as follows: undistributed capital gains $179,198,259 and unrealized appreciation $729,875,459. In addition, the fund deferred for tax purposes late year ordinary losses of $1,079,755 to the first day of the following fiscal year.

The tax character of distributions paid to shareholders during the fiscal years ended February 28, 2022 and February 28, 2021 were as follows: ordinary income $29,167,147 and $10,880,003, and long-term capital gains $279,617,072 and $151,731,038, respectively.

During the period ended February 28, 2022, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses, the fund increased total distributable earnings (loss) by $8,637,238 and decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank,

N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 28, 2022, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Adviser, the management fee is computed at the annual rate of 0.75% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of Class Z (excluding taxes, brokerage fees, interest expense, commitment fees on borrowings and extraordinary expenses) exceed 1½% of the value of Class Z shares’ average daily net assets, the Adviser will bear such excess expense. During the period ended February 28, 2022, there were no reimbursements pursuant to the Agreements.

In addition, the Adviser has contractually agreed, from March 1, 2021 through June 30, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, brokerage commissions, interest expense, commitment fees on borrowings and extraordinary expenses) exceed 0.78% of the value of the fund’s average daily net assets. On or after June 30, 2022, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $814,786 during the period ended February 28, 2022.

As of the Effective Date, pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of 0.36% of the value of the fund’s average daily net assets.

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended February 28, 2022, the Distributor retained $10,688 from commissions earned on sales of the fund’s Class A shares and $502 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of 0.75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended February 28, 2022, Class C shares were charged $99,470 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets and Class Z shares reimburse the Distributor at an amount not to exceed an annual rate of 0.25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2022, Class A, Class C and Class Z shares were charged $2,055,968, $33,157 and $339,883, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended February 28, 2022, the fund was charged $269,941 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates BNY Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended February 28, 2022, the fund was charged $35,308 pursuant to the custody agreement.

During the period ended February 28, 2022, the fund was charged $14,597 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $1,128,519, Distribution Plan fees of $5,826, Shareholder Services Plan fees of $174,145, custodian fees of $13,108, Chief Compliance Officer fees of $6,045 and transfer agency fees of $47,288, which are offset against an expense reimbursement currently in effect in the amount of $70,415.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2022, amounted to $691,509,309 and $1,019,627,905, respectively.

At February 28, 2022, the cost of investments for federal income tax purposes was $1,230,830,873; accordingly, accumulated net unrealized appreciation on investments was $729,875,459, consisting of $855,014,212 gross unrealized appreciation and $125,138,753 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Research Growth Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Research Growth Fund, Inc. (the “Fund”), including the statement of investments, as of February 28, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at February 28, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
April 21, 2022

IMPORTANT TAX INFORMATION (Unaudited)

The fund hereby reports 31.11% of the ordinary dividends paid during the fiscal year ended February 28, 2022 as qualifying for the corporate dividends received deduction. For the fiscal year ended February 28, 2022, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $9,462,394 represents the maximum amount that may be considered qualified dividend income. Shareholders received notification in early 2023 of the percentage applicable to the preparation of their 2022 income tax returns. The fund also hereby reports $0.2914 per share as a short-term capital gain distribution and $0.9452 per share as a long-term capital gain distribution paid on June 23, 2021 and $1.8203 per share as a long-term capital gain distribution paid on December 10, 2021.

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (78)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 96

———————

Peggy C. Davis (79)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-Present)

No. of Portfolios for which Board Member Serves: 34

———————

Gina D. France (63)

Board Member (2019)

Principal Occupation During Past 5 Years:

• France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States, Founder, President and Chief Executive Officer (2003-Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016-Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011-Present)

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015-Present)

• FirstMerit Corporation, a diversified financial services company, Director (2004-2016)

No. of Portfolios for which Board Member Serves: 24

———————

Joan Gulley (74)

Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present)

No. of Portfolios for which Board Member Serves: 42

———————

Robin A. Melvin (58)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-Present)

• Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois, Co-Chair (2014–2020); Board Member, Mentor Illinois (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-Present)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 74

———————

Each Board Member serves until his or her resignation, retirement or removal. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; and Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 56 investment companies (comprised of 109 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 44 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020; Director–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 63 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021, Counsel of BNY Mellon from August 2018 to December 2021; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 31 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel of BNY Mellon from December 2017 to September 2021; and Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 46 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of the Adviser since June 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Vice President and Head of Product Development of North America Product, BNY Mellon Investment Management since January 2018; Co-Head of Product Management, Development & Oversight of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 56 investment companies (comprised of 110 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President and Head of Product Management of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Research and Analytics of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 56 investment companies (comprised of 110 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 45 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 56 investment companies (comprised of 117 portfolios) managed by the Adviser. He is 64 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 49 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 53 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Research Growth Fund, Inc.

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management
North America, LLC

BNY Mellon Center

201 Washington Street

Boston, MA 02108

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DWOAX Class C: DWOCX Class I: DWOIX Class Y: DRYQX Class Z: DREQX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 6232AR0222

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Gina France, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the SEC"). Ms. France is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $34,853 in 2021 and $35,550 in 2022.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $7,184 in 2021 and $7,198 in 2022. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2021 and $0 in 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $5,800 in 2021 and $5,222 in 2022. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2021 and $6,737 in 2022.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, $6,114 in 2021 and $6,461 in 2022. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2021 and $0 in 2022.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods $1,661,848 in 2021 and $2,807,909 in 2022.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Research Growth Fund, Inc.

By: /s/ David DiPetrillo

David DiPetrillo

President (Principal Executive Officer)

Date: April 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo

David DiPetrillo

President (Principal Executive Officer)

Date: April 21, 2022

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: April 21, 2022

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)